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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   March 21, 2003
                                   --------------
                Date of Report (Date of earliest event reported)


                         CIRMAKER TECHNOLOGY CORPORATION
                         -------------------------------
              (Exact name of registrant as specified in its charter)



                                    Nevada
                                    ------
                 (State or other jurisdiction of incorporation)


     333-70156                          98-0228169
     ---------                          ----------
     (Commission File Number)           (IRS Employer Identification No.)


            2300 W. Sahara Ave., Suite 500A, Las Vegas, Nevada  89102
            ---------------------------------------------------------
                    (address of principal executive offices)


                                    (702)312-6255
                                    -------------
              (Registrant's telephone number, including area code)


                  WRESTLE-PLEX SPORTS ENTERTAINMENT GROUP, LTD.
                  ---------------------------------------------
          #314-837 West Hastings Street,Vancouver, B.C., Canada,V6C 1B6
           ------------------------------------------------------------
         (Former name and former address, if changed since last report.)


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Item  1   Changes  in  Control  of  Registrant

As reported by the Company in its Schedule 14f-1 filing dated January 28, 2003, our previous officers and directors, Fabio Chiesa and R. J. Demman, tendered their resignations and resigned as our directors, appointing Bill Liao, Hong Juin Chang and Shiu-Li Ku as their replacement directors of the Company upon their resignations.

The following tables set forth information regarding the Company's current directors and executive officers:

Executive  Officers  and  Directors:

Name                    Age       Position
----                    ---       --------

Bill Liao               44        President, Secretary, Treasurer and Director
Hong Juin Chang         49        Director
Shiu-Li  Ku             32        Director

Set forth below is a brief description of the background and business experience of each of our new directors.

Bill  Liao

Mr. Liao was born July 27, 1958. In 1977 he received his B.S. degree in mechanical engineering from Nan-Kai Institute of Technology. From 1977 through 1979 he attended the Chinese Air Force Academy in the jet fighter pilot program. From 1979 through 1984 he served as a pilot in the Chinese Air Force. He has been employed at Cirmaker Industries, Co., Ltd. since 1984 where he now serves as CEO. Since 2002 he has also studied in the MBA program at National Central University.

Hong  Juin  Chang

Ms. Chang was born September 20, 1953. She has an MBA from National Broadcast University. She has been employed at Cirmaker Industries, Co., Ltd. since 1984 where she now serves as President.

Shiu-Li  Ku

Mr. Ku was born August 30, 1970. He obtained a B.S. degree in Business Management from Wan Long Institute of Technology in 1995. He works for Cirmaker Industries, Co., Ltd. where he holds an upper management position.

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Item  2     Acquisition  or  Disposition  of  Assets

We sold all our assets related to professional wrestling and the business operations of Cirmaker have now become our primary focus.

Item  5   Other  Events

On December 3rd, 2002, we entered into a stock purchase agreement with Cirmaker Industry Co. Ltd., a corporation organized under the Company Law of the Republic of China in 1984 ("Cirmaker"). Pursuant to the stock purchase agreement, we have now obtained over 95% of the issued and outstanding capital shares of Cirmaker and may obtain up to 100% of the issued and outstanding capital shares. The acquisition was consummated in March, 2003, and a new board has been installed.

Item  6     Resignations  of  Directors  and  Executive  Officers

Fabio Chiesa and R. J. Demman, tendered their resignations and resigned as our directors and officers in January 2003.

Item  7       Financial  Statements  and  Exhibits

(a)     Financial  statements  of  business  acquired.

     The required financial statements for Cirmaker Industry Co., Ltd. are filed as Exhibit 99.1 hereto and hereby incorporated by reference.

(b)     Pro  forma  financial  information.

     The required pro forma financial information for the combined company is filed as Exhibit 99.2 hereto and hereby incorporated by reference.

(c)     Exhibits.


Exhibit            Description
No.                -----------
---
2.1     Stock  Purchase  Agreement  (1)
2.2     Amendment  to  Stock  Purchase  Agreement  (2)
99.1    Audited  financial  statements  of  Cirmaker  Industry  Co.,  Ltd.
99.2    Pro  forma  financial  information  for  the  combined  company

(1) Previously filed as an exhibit to our Current Report on Form 8-K on December 6, 2002.
(2) Previously filed as an exhibit to our Current Report on Form 8-K/A on February 10, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cirmaker  Technology  Corporation


                                        By: /s/ Steven  D.  Fellows
                                           ___________________________
Date:  March  25,  2003                    Steven  D.  Fellows,  CFO


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